UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21787

Name of Fund: Enhanced S&P 500® Covered Call Fund Inc. (BEO)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, Enhanced S&P 500® Covered Call Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

Enhanced S&P 500®
Covered Call Fund Inc.

Annual Report

December 31, 2008

Fund Profile as of December 31, 2008

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BEO
Initial Offering Date	September 30, 2005
Yield on Closing Market Price as of December 31, 2008 ($7.21)*	30.51%
Current Semi-Annual Distribution per share of Common Stock**	$1.10
Current Annualized Distribution per share of Common Stock**	$2.20

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/08 (a)	12/31/07	Change (b)	High	Low

Market Price (c)	$7.21	$17.15	(57.96%)	$18.33	$6.75
Net Asset Value	$7.95	$17.86	(55.49%)	$17.87	$7.44

(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of (45.36%) based on net asset value per share and (48.40%) based on market price per share, assuming reinvestment of dividends. For the same period, the Fund’s unmanaged reference index, the CBOE S&P 500® BuyWrite IndexSM, had a total investment return of (28.65%). The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets

Exxon Mobil Corp.	5.0%
The Procter & Gamble Co.	2.3
General Electric Co.	2.1
AT&T Inc.	2.1
Johnson & Johnson	2.1
Chevron Corp.	1.9
Microsoft Corp.	1.8
Wal-Mart Stores, Inc.	1.6
Pfizer, Inc.	1.5
JPMorgan Chase & Co.	1.5

Five Largest Industries†	Percent of Net Assets

Oil, Gas & Consumable Fuels	11.5%
Pharmaceuticals	7.8
Computers & Peripherals	4.1
Software	3.6
Diversified Telecommunication Services	3.5

Sector Representation†	Percent of Long-Term Investments

Information Technology	15.3%
Health Care	14.8
Energy	13.3
Financials	13.3
Consumer Staples	12.9
Industrials	11.0
Consumer Discretionary	8.4
Utilities	4.2
Telecommunication Services	3.8
Materials	3.0

†

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor’s 500 are registered trademarks of the McGraw-Hill Companies.

2	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

A Summary From Your Fund’s Portfolio Manager

          We are pleased to provide you with this shareholder report for Enhanced S&P 500® Covered Call Fund Inc. The Fund is advised by IQ Investment Advisors LLC and sub-advised by Oppenheimer Capital LLC.

The investment objective of Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is to seek leveraged returns on the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”), less fees and expenses. The Fund will employ leverage to increase the volatility of the Fund’s investment portfolio to approximate the volatility of the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500 Index”). The BXM Index is a passive, total return index that is based on purchasing the common stocks of all of the companies included in the S&P 500 Index, weighted in the same proportions as the S&P 500 Index (the “S&P 500 Index Stocks”), and writing (selling) one-month call options on the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

For the year ended December 31, 2008, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $17.86 to $7.95. For the same period, the Fund’s unmanaged reference index, the BXM Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	BXM Index**	Difference

Fiscal year ended December 31, 2008	(45.36%)	(28.65%)	(16.71%)

Since inception (September 30, 2005) through December 31, 2008	(33.03%)	(15.60%)	(17.43%)

*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Stephen Bond-Nelson
Portfolio Manager

January 21, 2009

CBOE, Volatility Index and VIX are registered trademarks and BXM is a service mark of the Chicago Board Options Exchange.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	3

Schedule of Investments as of December 31, 2008

Industry	Common Stocks	Shares Held	Value

	Aerospace & Defense — 2.7%
	Boeing Co.	6,281	$268,010
	General Dynamics Corp.	3,341	192,408
	Goodrich Corp.	1,055	39,056
	Honeywell International, Inc.	6,225	204,367
	L-3 Communications Holdings, Inc.	1,023	75,477
	Lockheed Martin Corp.	2,853	239,880
	Northrop Grumman Corp.	2,802	126,202
	Precision Castparts Corp.	1,195	71,079
	Raytheon Co.	3,549	181,141
	Rockwell Collins, Inc.	1,361	53,201
	United Technologies Corp.	8,147	436,679

			1,887,500

	Air Freight & Logistics — 1.1%
	C.H. Robinson Worldwide, Inc.	1,453	79,959
	Expeditors International Washington, Inc.	1,819	60,518
	FedEx Corp.	2,668	171,152
	United Parcel Service, Inc. Class B	8,529	470,460

			782,089

	Airlines — 0.1%
	Southwest Airlines Co.	6,340	54,651

	Auto Components — 0.2%
	The Goodyear Tire & Rubber Co. (a)	2,068	12,346
	Johnson Controls, Inc.	5,093	92,489

			104,835

	Automobiles — 0.1%
	Ford Motor Co. (a)	20,474	46,885
	General Motors Corp.	5,232	16,742
	Harley-Davidson, Inc.	1,995	33,855

			97,482

	Beverages — 2.5%
	Brown-Forman Corp. Class B	841	43,303
	The Coca-Cola Co.	17,053	771,989
	Coca-Cola Enterprises, Inc.	2,718	32,698
	Constellation Brands, Inc. Class A (a)	1,668	26,304
	Dr. Pepper Snapple Group, Inc. (a)	2,174	35,327
	Molson Coors Brewing Co. Class B	1,276	62,422
	Pepsi Bottling Group, Inc.	1,158	26,067
	PepsiCo, Inc.	13,311	729,043

			1,727,153

	Biotechnology — 2.1%
	Amgen, Inc. (a)	9,081	524,428
	Biogen Idec, Inc. (a)	2,501	119,123
	Celgene Corp. (a)	3,927	217,084
	Cephalon, Inc. (a)	587	45,222
	Genzyme Corp. (a)	2,319	153,912
	Gilead Sciences, Inc. (a)	7,884	403,188

			1,462,957

	Building Products — 0.1%
	Masco Corp.	3,085	34,336

	Capital Markets — 2.3%
	American Capital Ltd.	1,772	5,741
	Ameriprise Financial, Inc.	1,856	43,356
	The Bank of New York Mellon Corp.	9,835	278,626
	The Charles Schwab Corp.	8,020	129,683
	E*Trade Financial Corp. (a)	4,823	5,546
	Federated Investors, Inc. Class B	759	12,873

Industry	Common Stocks	Shares Held	Value

Capital Markets (concluded)
	Franklin Resources, Inc.	1,298	$82,786
	The Goldman Sachs Group, Inc.	3,790	319,838
	Invesco Ltd. (b)	3,300	47,652
	Janus Capital Group, Inc.	1,353	10,865
	Legg Mason, Inc.	1,216	26,643
	Merrill Lynch & Co., Inc. (c)	13,723	159,736
	Morgan Stanley	9,102	145,996
	Northern Trust Corp.	1,912	99,692
	State Street Corp.	3,702	145,600
	T. Rowe Price Group, Inc.	2,215	78,500

			1,593,133

Chemicals — 1.7%
	Air Products & Chemicals, Inc.	1,796	90,285
	CF Industries Holdings, Inc.	487	23,941
	The Dow Chemical Co.	7,917	119,468
	E.I. du Pont de Nemours & Co.	7,734	195,670
	Eastman Chemical Co.	619	19,628
	Ecolab, Inc.	1,437	50,511
	International Flavors & Fragrances, Inc.	670	19,912
	Monsanto Co.	4,692	330,082
	PPG Industries, Inc.	1,407	59,699
	Praxair, Inc.	2,643	156,888
	Rohm & Haas Co.	1,071	66,177
	Sigma-Aldrich Corp.	1,076	45,450

			1,177,711

Commercial Banks — 3.1%
	BB&T Corp.	4,735	130,023
	Comerica, Inc.	1,290	25,606
	Fifth Third Bancorp	4,949	40,879
	First Horizon National Corp.	1,799	19,011
	Huntington Bancshares, Inc.	3,137	24,029
	KeyCorp	4,243	36,150
	M&T Bank Corp.	659	37,833
	Marshall & Ilsley Corp.	2,231	30,431
	National City Corp.	17,450	31,585
	The PNC Financial Services Group, Inc.	2,984	146,216
	Regions Financial Corp.	5,928	47,187
	SunTrust Banks, Inc.	3,035	89,654
	U.S. Bancorp	15,038	376,100
	Wachovia Corp.	18,522	102,612
	Wells Fargo & Co.	32,480	957,510
	Zions Bancorporation	989	24,240

			2,119,066

Commercial Services & Supplies — 0.5%
	Avery Dennison Corp.	908	29,719
	Cintas Corp.	1,128	26,203
	Pitney Bowes, Inc.	1,767	45,023
	R.R. Donnelley & Sons Co.	1,757	23,860
	Republic Services, Inc. Class A	2,752	68,222
	Stericycle, Inc. (a)	729	37,966
	Waste Management, Inc.	4,205	139,354

			370,347

Communications Equipment — 2.5%
	Ciena Corp. (a)	771	5,166
	Cisco Systems, Inc. (a)	50,182	817,967
	Corning, Inc.	13,322	126,959
	Harris Corp.	1,154	43,910
	JDS Uniphase Corp. (a)	1,884	6,877

4	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Communications Equipment (concluded)
	Juniper Networks, Inc. (a)	4,525	$79,233
	Motorola, Inc.	19,424	86,048
	QUALCOMM, Inc.	14,188	508,356
	Tellabs, Inc. (a)	3,411	14,053

			1,688,569

	Computers & Peripherals — 4.1%
	Apple, Inc. (a)	7,619	650,282
	Dell, Inc. (a)	14,832	151,880
	EMC Corp. (a)	17,491	183,131
	Hewlett-Packard Co.	20,990	761,727
	International Business Machines Corp.	11,514	969,018
	Lexmark International, Inc. Class A (a)	669	17,996
	NetApp, Inc. (a)	2,830	39,535
	QLogic Corp. (a)	1,096	14,730
	SanDisk Corp. (a)	1,937	18,595
	Sun Microsystems, Inc. (a)	6,330	24,181
	Teradata Corp. (a)	1,508	22,364

			2,853,439

	Construction & Engineering — 0.2%
	Fluor Corp.	1,556	69,818
	Jacobs Engineering Group, Inc. (a)	1,053	50,649

			120,467

	Construction Materials — 0.1%
	Vulcan Materials Co.	944	65,684

	Consumer Finance — 0.5%
	American Express Co.	9,941	184,405
	Capital One Financial Corp.	3,357	107,055
	Discover Financial Services, Inc.	4,113	39,197
	SLM Corp. (a)	4,005	35,645

			366,302

	Containers & Packaging — 0.2%
	Ball Corp.	811	33,729
	Bemis Co.	851	20,152
	Owens-Illinois, Inc. (a)	1,431	39,109
	Pactiv Corp. (a)	1,126	28,015
	Sealed Air Corp.	1,349	20,154

			141,159

	Distributors — 0.1%
	Genuine Parts Co.	1,366	51,717

	Diversified Consumer Services — 0.2%
	Apollo Group, Inc. Class A (a)	913	69,954
	H&R Block, Inc.	2,905	66,002

			135,956

	Diversified Financial Services — 3.3%
	Bank of America Corp. (d)	43,004	605,496
	CIT Group, Inc.	3,090	14,029
	CME Group, Inc.	574	119,455
	Citigroup, Inc.	46,706	313,397
	IntercontinentalExchange, Inc. (a)	619	51,030
	JPMorgan Chase & Co.	31,989	1,008,613
	Leucadia National Corp.	1,517	30,037
	Moody’s Corp.	1,665	33,450
	The NASDAQ Stock Market, Inc. (a)	1,167	28,837
	NYSE Euronext	2,270	62,153

			2,266,497

Industry	Common Stocks	Shares Held	Value

	Diversified Telecommunication Services — 3.5%
	AT&T Inc.	50,507	$1,439,449
	CenturyTel, Inc.	858	23,449
	Embarq Corp.	1,217	43,763
	Frontier Communications Corp.	2,668	23,318
	Qwest Communications International Inc.	12,556	45,704
	Verizon Communications, Inc.	24,345	825,296
	Windstream Corp.	3,766	34,647

			2,435,626

	Electric Utilities — 2.4%
	Allegheny Energy, Inc.	1,449	49,063
	American Electric Power Co., Inc.	3,459	115,115
	Duke Energy Corp.	10,844	162,768
	Edison International	2,792	89,679
	Entergy Corp.	1,623	134,920
	Exelon Corp.	5,639	313,585
	FPL Group, Inc.	3,503	176,306
	FirstEnergy Corp.	2,613	126,939
	PPL Corp.	3,214	98,638
	Pepco Holdings, Inc.	1,853	32,909
	Pinnacle West Capital Corp.	860	27,632
	Progress Energy, Inc.	2,255	89,862
	The Southern Co.	6,639	245,643

			1,663,059

	Electrical Equipment — 0.5%
	Cooper Industries Ltd. Class A	1,485	43,406
	Emerson Electric Co.	6,574	240,674
	Rockwell Automation, Inc.	1,213	39,107

			323,187

	Electronic Equipment & Instruments — 0.3%
	Agilent Technologies, Inc. (a)	3,000	46,890
	Amphenol Corp. Class A	1,508	36,162
	Flir Systems, Inc. (a)	1,191	36,540
	Jabil Circuit, Inc.	1,805	12,184
	Molex, Inc.	1,207	17,489
	Tyco Electronics Ltd.	3,922	63,576

			212,841

	Energy Equipment & Services — 1.5%
	BJ Services Co.	2,502	29,198
	Baker Hughes, Inc.	2,636	84,536
	Cameron International Corp. (a)	1,881	38,560
	ENSCO International, Inc.	1,216	34,522
	Halliburton Co.	7,660	139,259
	Nabors Industries Ltd. (a)	2,439	29,195
	National Oilwell Varco, Inc. (a)	3,577	87,422
	Noble Corp.	2,262	49,967
	Rowan Cos., Inc.	965	15,344
	Schlumberger Ltd.	10,252	433,967
	Smith International, Inc.	1,876	42,942
	Weatherford International Ltd. (a)	5,837	63,156

			1,048,068

	Food & Staples Retailing — 3.2%
	CVS Caremark Corp.	12,309	353,761
	Costco Wholesale Corp.	3,700	194,250
	The Kroger Co.	5,588	147,579
	SUPERVALU, Inc.	1,813	26,470
	SYSCO Corp.	5,137	117,843
	Safeway, Inc.	3,674	87,331

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	5

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

Food & Staples Retailing (concluded)
	Wal-Mart Stores, Inc.	19,163	$1,074,278
	Walgreen Co.	8,484	209,300
	Whole Foods Market, Inc.	1,203	11,356

			2,222,168

Food Products — 1.8%
	Archer-Daniels-Midland Co.	5,497	158,478
	Campbell Soup Co.	1,763	52,908
	ConAgra Foods, Inc.	3,832	63,228
	Dean Foods Co. (a)	1,319	23,702
	General Mills, Inc.	2,868	174,231
	H.J. Heinz Co.	2,695	101,332
	The Hershey Co.	1,421	49,366
	The J.M. Smucker Co.	1,015	44,010
	Kellogg Co.	2,159	94,672
	Kraft Foods, Inc.	12,591	338,068
	McCormick & Co., Inc.	1,114	35,492
	Sara Lee Corp.	6,059	59,318
	Tyson Foods, Inc. Class A	2,589	22,680

			1,217,485

Gas Utilities — 0.1%
	Equitable Resources, Inc.	1,122	37,643
	Nicor, Inc.	386	13,410
	Questar Corp.	1,486	48,577

			99,630

Health Care Equipment & Supplies — 2.1%
	Baxter International, Inc.	5,315	284,831
	Becton Dickinson & Co.	2,084	142,525
	Boston Scientific Corp. (a)	12,869	99,606
	C.R. Bard, Inc.	848	71,452
	Covidien Ltd.	4,316	156,412
	Dentsply International, Inc.	1,277	36,062
	Hospira, Inc. (a)	1,368	36,690
	Intuitive Surgical, Inc. (a)	332	42,161
	Medtronic, Inc.	9,584	301,129
	St. Jude Medical, Inc. (a)	2,950	97,232
	Stryker Corp.	2,076	82,936
	Varian Medical Systems, Inc. (a)	1,065	37,318
	Zimmer Holdings, Inc. (a)	1,922	77,687

			1,466,041

Health Care Providers & Services — 2.1%
	Aetna, Inc.	3,952	112,632
	AmerisourceBergen Corp.	1,339	47,749
	Cardinal Health, Inc.	3,082	106,236
	Cigna Corp.	2,356	39,699
	Coventry Health Care, Inc. (a)	1,277	19,002
	DaVita, Inc. (a)	889	44,068
	Express Scripts, Inc. (a)	2,121	116,613
	Humana, Inc. (a)	1,446	53,907
	Laboratory Corp. of America Holdings (a)	926	59,644
	McKesson Corp.	2,365	91,596
	Medco Health Solutions, Inc. (a)	4,268	178,872
	Patterson Cos., Inc. (a)	778	14,588
	Quest Diagnostics, Inc.	1,358	70,494
	Tenet Healthcare Corp. (a)	3,558	4,092
	UnitedHealth Group, Inc.	10,352	275,363
	WellPoint, Inc. (a)	4,363	183,813

			1,418,368

Industry	Common Stocks	Shares Held	Value

	Health Care Technology — 0.0%
	IMS Health, Inc.	1,559	$23,634

	Hotels, Restaurants & Leisure — 1.5%
	Carnival Corp.	3,745	91,078
	Darden Restaurants, Inc.	1,189	33,506
	International Game Technology	2,526	30,034
	Marriott International, Inc. Class A	2,513	48,878
	McDonald’s Corp.	9,552	594,039
	Starbucks Corp. (a)	6,304	59,636
	Starwood Hotels & Resorts Worldwide, Inc.	1,569	28,085
	Wyndham Worldwide Corp.	1,520	9,956
	Wynn Resorts Ltd. (a)	526	22,229
	Yum! Brands, Inc.	3,964	124,866

			1,042,307

	Household Durables — 0.4%
	Black & Decker Corp.	513	21,448
	Centex Corp.	1,065	11,332
	D.R. Horton, Inc.	2,361	16,692
	Fortune Brands, Inc.	1,285	53,045
	Harman International Industries, Inc.	499	8,348
	KB Home	643	8,758
	Leggett & Platt, Inc.	1,339	20,339
	Lennar Corp. Class A	1,211	10,499
	Newell Rubbermaid, Inc.	2,376	23,237
	Pulte Homes, Inc.	1,832	20,024
	Snap-On, Inc.	489	19,257
	The Stanley Works	675	23,018
	Whirlpool Corp.	630	26,051

			262,048

	Household Products — 3.1%
	Clorox Co.	1,189	66,061
	Colgate-Palmolive Co.	4,326	296,504
	Kimberly-Clark Corp.	3,543	186,858
	The Procter & Gamble Co.	25,589	1,581,912

			2,131,335

	IT Services — 1.0%
	Affiliated Computer Services, Inc. Class A (a)	836	38,414
	Automatic Data Processing, Inc.	4,353	171,247
	Cognizant Technology Solutions Corp. (a)	2,496	45,078
	Computer Sciences Corp. (a)	1,298	45,612
	Convergys Corp. (a)	1,046	6,705
	Fidelity National Information Services, Inc.	1,628	26,488
	Fiserv, Inc. (a)	1,373	49,936
	MasterCard, Inc. Class A	619	88,474
	Paychex, Inc.	2,752	72,323
	Total System Services, Inc.	1,684	23,576
	The Western Union Co.	6,133	87,947

			655,800

	Independent Power Producers & Energy Traders — 0.1%
	The AES Corp. (a)	5,766	47,512
	Constellation Energy Group, Inc.	1,529	38,363
	Dynegy, Inc. Class A (a)	4,335	8,670

			94,545

6	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Industrial Conglomerates — 2.8%
	3M Co.	5,939	$341,730
	General Electric Co.	90,020	1,458,324
	Textron, Inc.	2,066	28,655
	Tyco International Ltd.	4,051	87,502

			1,916,211

	Insurance — 2.6%
	AON Corp.	2,312	105,612
	Aflac, Inc.	3,995	183,131
	The Allstate Corp.	4,594	150,499
	American International Group, Inc.	23,045	36,181
	Assurant, Inc.	1,011	30,330
	Chubb Corp.	3,049	155,499
	Cincinnati Financial Corp.	1,392	40,465
	Genworth Financial, Inc. Class A	3,712	10,505
	Hartford Financial Services Group, Inc.	2,582	42,396
	Lincoln National Corp.	2,191	41,278
	Loews Corp.	3,102	87,632
	MBIA, Inc.	1,615	6,573
	Marsh & McLennan Cos., Inc.	4,406	106,934
	MetLife, Inc.	6,802	237,118
	Principal Financial Group, Inc.	2,223	50,173
	The Progressive Corp.	5,791	85,765
	Prudential Financial, Inc.	3,634	109,965
	Torchmark Corp.	729	32,586
	The Travelers Cos., Inc.	5,010	226,452
	UnumProvident Corp.	2,838	52,787
	XL Capital Ltd. Class A	2,835	10,489

			1,802,370

	Internet & Catalog Retail — 0.2%
	Amazon.com, Inc. (a)	2,757	141,379
	Expedia, Inc. (a)	1,795	14,791

			156,170

	Internet Software & Services — 1.4%
	Akamai Technologies, Inc. (a)	1,450	21,881
	eBay, Inc. (a)	9,193	128,334
	Google, Inc. Class A (a)	2,050	630,683
	VeriSign, Inc. (a)	1,663	31,730
	Yahoo! Inc. (a)	11,894	145,107

			957,735

	Leisure Equipment & Products — 0.1%
	Eastman Kodak Co.	2,301	15,140
	Hasbro, Inc.	1,062	30,979
	Mattel, Inc.	3,074	49,184

			95,303

	Life Sciences Tools & Services — 0.3%
	Life Technologies Corp (a)	1,479	34,475
	Millipore Corp. (a)	472	24,317
	PerkinElmer, Inc.	1,012	14,077
	Thermo Fisher Scientific, Inc. (a)	3,602	122,720
	Waters Corp. (a)	845	30,969

			226,558

	Machinery — 1.6%
	Caterpillar, Inc.	5,170	230,944
	Cummins, Inc.	1,730	46,243
	Danaher Corp.	2,191	124,032
	Deere & Co.	3,660	140,251
	Dover Corp.	1,594	52,474
	Eaton Corp.	1,413	70,240

Industry	Common Stocks	Shares Held	Value

Machinery (concluded)
	Flowserve Corp.	485	$24,978
	ITT Corp.	1,556	71,560
	Illinois Tool Works, Inc.	3,373	118,224
	Ingersoll-Rand Co. Class A	2,732	47,400
	Manitowoc Co.	1,117	9,673
	PACCAR, Inc.	3,108	88,889
	Pall Corp.	1,012	28,771
	Parker Hannifin Corp.	1,381	58,748

			1,112,427

Media — 2.5%
	CBS Corp. Class B	5,827	47,723
	Comcast Corp. Class A	24,682	416,632
	The DIRECTV Group, Inc. (a)	4,681	107,242
	Gannett Co., Inc.	1,955	15,640
	Interpublic Group of Cos., Inc. (a)	4,084	16,173
	The McGraw-Hill Cos., Inc.	2,695	62,497
	Meredith Corp.	310	5,307
	The New York Times Co. Class A	994	7,286
	News Corp. Class A	19,712	179,182
	Omnicom Group Inc.	2,664	71,715
	Scripps Networks Interactive	772	16,984
	Time Warner, Inc.	30,747	309,315
	Viacom, Inc. Class B (a)	5,258	100,217
	Walt Disney Co.	15,865	359,977
	The Washington Post Co. Class B	51	19,903

			1,735,793

Metals & Mining — 0.7%
	AK Steel Holding Corp.	958	8,929
	Alcoa, Inc.	6,859	77,232
	Allegheny Technologies, Inc.	825	21,062
	Freeport-McMoRan Copper & Gold, Inc. Class B	3,237	79,112
	Newmont Mining Corp.	3,897	158,608
	Nucor Corp.	2,691	124,324
	Titanium Metals Corp.	725	6,387
	United States Steel Corp.	996	37,051

			512,705

Multi-Utilities — 1.4%
	Ameren Corp.	1,812	60,267
	CMS Energy Corp.	1,939	19,603
	CenterPoint Energy, Inc.	2,950	37,229
	Consolidated Edison, Inc.	2,345	91,291
	DTE Energy Co.	1,397	49,831
	Dominion Resources, Inc.	4,982	178,555
	Integrys Energy Group, Inc.	653	28,066
	NiSource, Inc.	2,350	25,780
	PG&E Corp.	3,094	119,769
	Public Service Enterprise Group, Inc.	4,339	126,569
	SCANA Corp.	1,007	35,849
	Sempra Energy	2,088	89,011
	TECO Energy, Inc.	1,824	22,526
	Wisconsin Energy Corp.	999	41,938
	Xcel Energy, Inc.	3,849	71,399

			997,683

Multiline Retail — 0.7%
	Big Lots, Inc. (a)	701	10,157
	Family Dollar Stores, Inc.	1,193	31,102
	J.C. Penney Co., Inc.	1,904	37,509
	Kohl’s Corp. (a)	2,612	94,554
	Macy’s, Inc.	3,604	37,301

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	7

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

	Multiline Retail (concluded)
	Nordstrom, Inc.	1,362	$18,128
	Sears Holdings Corp. (a)	477	18,541
	Target Corp.	6,452	222,788

			470,080

	Office Electronics — 0.1%
	Xerox Corp.	7,419	59,129

	Oil, Gas & Consumable Fuels — 11.5%
	Anadarko Petroleum Corp.	3,934	151,656
	Apache Corp.	2,868	213,752
	Cabot Oil & Gas Corp. Class A	883	22,958
	Chesapeake Energy Corp.	4,635	74,948
	Chevron Corp.	17,414	1,288,114
	ConocoPhillips	12,777	661,849
	Consol Energy, Inc.	1,553	44,385
	Devon Energy Corp.	3,787	248,844
	EOG Resources, Inc.	2,139	142,415
	El Paso Corp.	6,010	47,058
	Exxon Mobil Corp.	43,596	3,480,269
	Hess Corp.	2,431	130,399
	Marathon Oil Corp.	6,047	165,446
	Massey Energy Co.	730	10,067
	Murphy Oil Corp.	1,633	72,424
	Noble Energy, Inc.	1,481	72,894
	Occidental Petroleum Corp.	6,941	416,391
	Peabody Energy Corp.	2,285	51,984
	Pioneer Natural Resources Co.	1,009	16,326
	Range Resources Corp.	1,331	45,773
	Southwestern Energy Co. (a)	2,943	85,259
	Spectra Energy Corp.	5,237	82,430
	Sunoco, Inc.	998	43,373
	Tesoro Corp.	1,187	15,633
	Valero Energy Corp.	4,423	95,714
	Williams Cos., Inc.	4,960	71,821
	XTO Energy, Inc.	4,944	174,375

			7,926,557

	Paper & Forest Products — 0.2%
	International Paper Co.	3,664	43,235
	MeadWestvaco Corp.	1,464	16,382
	Weyerhaeuser Co.	1,811	55,435

			115,052

	Personal Products — 0.2%
	Avon Products, Inc.	3,654	87,806
	The Estée Lauder Cos., Inc. Class A	993	30,743

			118,549

	Pharmaceuticals — 7.8%
	Abbott Laboratories	13,298	709,714
	Allergan, Inc.	2,636	106,283
	Bristol-Myers Squibb Co.	16,967	394,483
	Eli Lilly & Co.	8,575	345,315
	Forest Laboratories, Inc. (a)	2,583	65,789
	Johnson & Johnson	23,780	1,422,757
	King Pharmaceuticals, Inc. (a)	2,112	22,429
	Merck & Co., Inc.	18,120	550,848
	Mylan, Inc. (a)	2,611	25,823
	Pfizer, Inc.	57,791	1,023,479
	Schering-Plough Corp.	13,932	237,262
	Watson Pharmaceuticals, Inc. (a)	897	23,833
	Wyeth	11,412	428,064

			5,356,079

Industry	Common Stocks	Shares Held	Value

	Professional Services — 0.2%
	Dun & Bradstreet Corp.	461	$35,589
	Equifax, Inc.	1,083	28,721
	Monster Worldwide, Inc. (a)	1,055	12,755
	Robert Half International, Inc.	1,330	27,691

			104,756

	Real Estate Investment Trusts (REITs) — 0.9%
	Apartment Investment & Management Co. Class A	990	11,435
	AvalonBay Communities, Inc.	658	39,862
	Boston Properties, Inc.	1,035	56,925
	Developers Diversified Realty Corp.	1,031	5,031
	Equity Residential	2,331	69,510
	HCP, Inc.	2,165	60,122
	Host Marriott Corp.	4,479	33,906
	Kimco Realty Corp.	1,963	35,884
	Plum Creek Timber Co., Inc.	1,430	49,678
	ProLogis	2,277	31,628
	Public Storage	1,074	85,383
	Simon Property Group, Inc.	1,935	102,807
	Vornado Realty Trust	1,177	71,032

			653,203

	Real Estate Management & Development — 0.0%
	CB Richard Ellis Group, Inc. (a)	1,911	8,255

	Road & Rail — 1.0%
	Burlington Northern Santa Fe Corp.	2,406	182,158
	CSX Corp.	3,381	109,781
	Norfolk Southern Corp.	3,174	149,337
	Ryder System, Inc.	480	18,614
	Union Pacific Corp.	4,344	207,643

			667,533

	Semiconductors & Semiconductor Equipment — 2.1%
	Advanced Micro Devices, Inc. (a)	5,215	11,264
	Altera Corp.	2,549	42,594
	Analog Devices, Inc.	2,496	47,474
	Applied Materials, Inc.	11,499	116,485
	Broadcom Corp. Class A (a)	3,807	64,605
	Intel Corp.	47,670	698,842
	KLA-Tencor Corp.	1,447	31,530
	LSI Corp. (a)	5,529	18,190
	Linear Technology Corp.	1,900	42,028
	MEMC Electronic Materials, Inc. (a)	1,928	27,532
	Microchip Technology, Inc.	1,559	30,447
	Micron Technology, Inc. (a)	6,546	17,281
	National Semiconductor Corp.	1,672	16,837
	Novellus Systems, Inc. (a)	837	10,329
	Nvidia Corp. (a)	4,603	37,146
	Teradyne, Inc. (a)	1,451	6,123
	Texas Instruments, Inc.	11,111	172,443
	Xilinx, Inc.	2,348	41,841

			1,432,991

	Software — 3.6%
	Adobe Systems, Inc. (a)	4,551	96,891
	Autodesk, Inc. (a)	1,939	38,101
	BMC Software, Inc. (a)	1,607	43,244
	CA, Inc.	3,376	62,557
	Citrix Systems, Inc. (a)	1,558	36,722
	Compuware Corp. (a)	2,113	14,263
	Electronic Arts, Inc. (a)	2,750	44,110
	Intuit, Inc. (a)	2,739	65,161

8	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value

Software (concluded)
	McAfee, Inc. (a)	1,308	$45,218
	Microsoft Corp.	65,567	1,274,622
	Novell, Inc. (a)	2,959	11,511
	Oracle Corp. (a)	33,575	595,285
	Salesforce.com, Inc. (a)	899	28,777
	Symantec Corp. (a)	7,161	96,817

			2,453,279

Specialty Retail — 1.7%
	Abercrombie & Fitch Co. Class A	743	17,141
	AutoNation, Inc. (a)	925	9,139
	AutoZone, Inc. (a)	327	45,607
	Bed Bath & Beyond, Inc. (a)	2,222	56,483
	Best Buy Co., Inc.	2,895	81,378
	GameStop Corp. Class A (a)	1,404	30,411
	The Gap, Inc.	3,996	53,506
	Home Depot, Inc.	14,531	334,504
	Limited Brands, Inc.	2,319	23,283
	Lowe’s Cos., Inc.	12,562	270,334
	Office Depot, Inc. (a)	2,356	7,021
	RadioShack Corp.	1,072	12,800
	The Sherwin-Williams Co.	840	50,190
	Staples, Inc.	6,114	109,563
	TJX Cos., Inc.	3,568	73,394
	Tiffany & Co.	1,058	25,001

			1,199,755

Textiles, Apparel & Luxury Goods — 0.4%
	Coach, Inc. (a)	2,802	58,197
	Jones Apparel Group, Inc.	713	4,178
	Nike, Inc. Class B	3,363	171,513
	Polo Ralph Lauren Corp.	485	22,024
	VF Corp.	755	41,351

			297,263

Thrifts & Mortgage Finance — 0.2%
	Hudson City Bancorp, Inc.	4,467	71,293
	People’s United Financial, Inc.	2,981	53,151
	Sovereign Bancorp, Inc. (a)	4,666	13,905

			138,349

Tobacco — 1.8%
	Altria Group, Inc.	17,659	265,945
	Lorillard, Inc.	1,440	81,144
	Philip Morris International, Inc.	17,339	754,420
	Reynolds American, Inc.	1,451	58,490
	UST, Inc.	1,272	88,251

			1,248,250

Industry	Common Stocks	Shares Held	Value

Trading Companies & Distributors — 0.1%
	Fastenal Co.	1,108	$38,614
	W.W. Grainger, Inc.	553	43,599

			82,213

Wireless Telecommunication Services — 0.2%
	American Tower Corp. Class A (a)	3,400	99,688
	Sprint Nextel Corp. (a)	24,485	44,808

			144,496

	Total Common Stocks
	(Cost — $87,899,144) — 97.6%		67,405,936

Short-Term Securities	Maturity Date	Interest Rate	Face Amount

Time Deposits — 5.1%
State Street Bank & Trust Co.	1/02/09	0.01%	$3,533,262	3,533,262

Total Short-Term Securities
(Cost — $3,533,262) — 5.1%				3,533,262

Total Investments Before Options Written
(Cost — $91,432,406*) — 102.7%				70,939,198

Options Written			Number of Contracts

Call Options Written
S&P 500 Index, expiring January 2009 at USD 905			777	(1,604,505)

	Total Options Written (Premiums Received — $2,525,879) — (2.3%)			(1,604,505)

Total Investments, Net of Options Written (Net Cost — $88,906,527) — 100.4%				69,334,693
Liabilities in Excess of Other Assets— (0.4%)				(246,203)

Net Assets — 100.0%				$69,088,490

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	9

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$69,600,010

Gross unrealized appreciation	$1,830,250
Gross unrealized depreciation	(491,062)

Net unrealized appreciation	$1,339,188

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Dividend Income

Merrill Lynch & Co. Inc.	$229,536	$201,570	$ (157,559)	$16,754

(d)	Please see Notes to Financial Statements, Note 6.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Appreciation

66	E-MINI S&P 500	March 2009	$2,919,823	$50,507

•	Total return swap outstanding as of December 31, 2008 was as follows:

Counterparty	Receive Total Return	Pay	Expiration	Notional Amount	Appreciation

Deutsche Bank AG	CBOE S&P 500
	BuyWrite Index	12-month LIBOR rate with
	(BXMSM) — Total Return	a negotiated spread	October 2009	$38,200,000	$391,114

•

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

		Other Financial Instruments†
	Investments in Securities
Valuation Inputs		Assets	Liabilities

Level 1	$67,405,936	$50,507	$(1,604,505)
Level 2	3,533,262	391,114	—
Level 3	—	—	—

Total	$70,939,198	$441,621	$(1,604,505)

†	Other financial instruments are swaps, futures and options.

See Notes to Financial Statements.

10	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Statement of Assets, Liabilities and Capital

As of December 31, 2008

Assets

Investments in unaffiliated securities, at value (identified cost — $90,875,123)		$70,779,462
Investments in affiliated securities, at value (identified cost — $557,283)		159,736
Cash collateral on financial futures contracts		326,700
Unrealized appreciation on swaps		391,114
Receivables:
Dividends	$166,447
Securities sold	61,713
Variation margin	39,105	267,265

Prepaid expenses		375

Total assets		71,924,652

Liabilities

Options written, at value (premiums received — $2,525,879)		1,604,505
Payables:
Dividends to shareholders	988,796
Securities purchased	112,127
Investment advisory fees	8,130	1,109,053

Accrued expenses and other liabilities		122,604

Total liabilities		2,836,162

Net Assets

Net assets		$69,088,490

Capital

Common Stock, $.001 par value, 100,000,000 shares authorized		$8,685
Paid-in capital in excess of par		141,351,327
Accumulated realized capital losses — net	$(53,141,309)
Unrealized depreciation — net	(19,130,213)

Total accumulated losses — net		(72,271,522)

Total capital — Equivalent to $7.95 per share based on 8,685,157 shares of Common Stock outstanding (market price — $7.21)		$69,088,490

See Notes to Financial Statements.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	11

Statement of Operations

For the Year Ended December 31, 2008

Investment Income

Dividends (including $16,754 from affiliates)		$2,473,363
Interest		982,979

Total income		3,456,342

Expenses

Investment advisory fees	$1,034,385
Directors’ fees and expenses	63,502
Professional fees	62,595
Accounting services	59,449
Repurchase offer	31,683
Transfer agent fees	30,979
Printing and shareholder reports	26,674
Custodian fees	24,187
Listing fees	23,750
Insurance fees	11,136
Other	12,470

Total expenses		1,380,810

Investment income — net		2,075,532

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net (including $157,559 loss from affiliates)	(7,085,551)
Financial futures contracts and swaps — net	(36,734,764)
Options written — net	13,697,798	(30,122,517)

Change in unrealized appreciation/depreciation on:
Investments — net	(41,953,383)
Financial futures contracts and swaps — net	113,005
Options written — net	(18,276)	(41,858,654)

Total realized and unrealized loss — net		(71,981,171)

Net Decrease in Net Assets Resulting from Operations		$(69,905,639)

See Notes to Financial Statements.

12	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Statements of Changes in Net Assets

	For the Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Investment income — net	$2,075,532	$2,658,185
Realized gain (loss) — net	(30,122,517)	6,402,030
Change in unrealized appreciation/depreciation — net	(41,858,654)	673,956

Net increase (decrease) in net assets resulting from operations	(69,905,639)	9,734,171

Dividends & Distributions to Shareholders

Investment income — net	(2,107,215)	(4,593,708)
Realized gain — net	—	(8,859,304)
Tax return of capital	(17,394,171)	(6,492,084)

Net decrease in net assets resulting from dividends and distributions to shareholders	(19,501,386)	(19,945,096)

Common Stock Transactions

Net redemption of Common Stock resulting from a repurchase offer (including $90,670 and $7,112 of repurchase offer fees, respectively)	(4,442,851)	(1,898,998)
Value of shares issued to shareholders in reinvestment of dividends and distributions	1,233,322	1,433,234

Net decrease in net assets resulting from common stock transactions	(3,209,529)	(465,764)

Net Assets

Total decrease in net assets	(92,616,554)	(10,676,689)
Beginning of year	161,705,044	172,381,733

End of year	$69,088,490	$161,705,044

See Notes to Financial Statements.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	13

Financial Highlights

					For the Period September 30, 2005(a) to December 31,
	For the Year Ended December 31,
The following per share data and ratios have been derived from information provided in the financial statements.
	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$17.86		$18.99	$18.37	$19.10

Investment income — net(b)	.23		.29	.25	.06
Realized and unrealized gain (loss) — net	(7.94	)(c)	.78 (c)	2.57 (c)	(.20)

Total from investment operations	(7.71)		1.07	2.82	(.14)

Less dividends and distributions from:
Investment income — net	(.24)		(.50)	(.05)	(.06)
Realized gain — net	—		(.98)	(2.15)	(.06)
Tax return of capital	(1.96)		(.72)	—	(.43)

Total dividends and distributions	(2.20)		(2.20)	(2.20)	(.55)

Offering costs resulting from the issuance of Common Stock	—		—	—	(.04)

Net asset value, end of period	$7.95		$17.86	$18.99	$18.37

Market price per share, end of period	$7.21		$17.15	$20.31	$16.83

Total Investment Return(d)

Based on net asset value per share	(45.36%)		6.34%	16.11%	(.73	%)(e)

Based on market price per share	(48.40%)		(4.53%)	35.55%	(13.14	%)(e)

Ratios to Average Net Assets

Expenses, net of reimbursement	1.06%		.98%	1.06%	1.36	%(f)

Expenses	1.06%		1.00%	1.06%	1.36	%(f)

Investment income — net	1.59%		1.54%	1.32%	1.32	%(f)

Supplemental Data

Net assets, end of period (in thousands)	$69,088		$161,705	$172,382	$170,042

Portfolio turnover	8%		24%	26%	7%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Includes repurchase offer fees, which are less than $.01 per share.

(d)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.

(f)	Annualized.

See Notes to Financial Statements.

14	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with a fixed term of approximately five years. The expected termination date of the Fund is on or about October 21, 2010. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol BEO. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (REITs) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings. The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain or (loss).

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	15

Notes to Financial Statements (continued)

counterparty, for certain instruments, may pledge cash or securities as collateral.

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the written option. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Swaps — The Fund will enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. Management has evaluated the application of FIN 48 to the Fund, and has determined that FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the Fund during the years ended December 31, 2008 and December 31, 2007 were characterized as a tax return of capital.

(g) Recent accounting pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal

16	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(h) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $31,683 has been reclassified to paid-in capital in excess of par from accumulated distributions in excess of net investment income as a result of a permanent difference attributable to nondeductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions. In addition, IQ Advisors has entered into a Subadvisory Agreement with Oppenheimer Capital, LLC (the “Subadviser”). Pursuant to the agreement, the Subadviser provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays the Subadviser a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions. There is no increase in the aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a substantial owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co. and/or BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008, were $10,038,111 and $54,788,483, respectively.

Transactions in call options written for the year ended December 31, 2008,were as follows:

	Number of Contracts	Premiums Received

Outstanding call options written, beginning of year	881	$2,605,609
Options written	11,398	43,691,131
Options closed	(4,988)	(19,334,571)
Options expired	(6,514)	(24,436,290)

Outstanding call options written, end of year	777	$2,525,879

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding for the year ended December 31, 2008,increased by 88,147 from dividend reinvestment and decreased by 456,548 as a result of a repurchase offer. Shares issued and outstanding for the year ended December 31, 2007 increased by 76,816 from dividend and distribution reinvestments and decreased by 101,605 as a result of a repurchase offer.

With regard to repurchase fees, IQ will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	17

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/2008	12/31/2007

Distributions paid from:
Ordinary income	$2,107,215	$7,206,520
Long-term capital gain	—	6,246,492
Tax return of capital	17,394,171	6,492,084

Total distributions	$19,501,386	$19,945,096

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	—
Undistributed long-term capital gains — net	—

Total undistributed earnings — net	—
Capital loss carryforward	$(68,445,313	)*
Unrealized losses — net	(3,826,209	)**

Total accumulated losses — net	$(72,271,522)

*	As of December 31, 2008, the Fund had a net capital loss carry-forward of $68,445,313, all of which expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain future and options contracts, the deferral of post-October capital losses for tax purposes, and the realization for tax purposes of unrealized gain (losses) on certain securities that are part of a straddle.

6. Subsequent Events:

Effective January 1, 2009, ML & Co., IQ Advisors’ parent, became a wholly owned subsidiary of Bank of America Corporation (the “Transaction”).

On January 23, 2009, a special meeting of stockholders was reconvened from December 19, 2008 to vote on a new investment advisory and management agreement and a new investment subadvisory agreement (together the “New Agreements”) to prevent any potential disruption in IQ Advisors’ and the subadviser’s ability to continue to provide services to the Fund in connection with the Transaction. ML & Co. had informed the Board of Directors of the Fund that it did not believe the Transaction would result in an “assignment” of the Fund’s current investment advisory and management agreement and current investment subadvisory agreement (together, the “Current Agreements”) under the 1940 Act, but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

Each of the New Agreements was approved by stockholders and became effective on January 24, 2009. From January 1 to January 23, 2009, the Fund operated under an interim investment advisory and management agreement and an interim investment subadvisory agreement that were previously approved by the Board of Directors of the Fund pursuant to Rule 15a-4 under the 1940 Act.

18	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Enhanced S&P 500® Covered Call Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital of Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enhanced S&P 500® Covered Call Fund Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
February 27, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the taxable ordinary income portion of the distribution paid by Enhanced S&P 500® Covered Call Fund, Inc. to shareholders of record on June 23, 2008 and December 19, 2008:

Federal Obligation Interest	25.86	%*
Interest-Related Dividends for Non-U.S. Residents	28.42	%**

*

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	19

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”), the parent company of IQ Investment Advisors LLC (“IQ Advisors” or the “Adviser”), announced that it had entered into a definitive Agreement and Plan of Merger with Bank of America Corporation (“Bank of America”) whereby a wholly owned subsidiary of Bank of America would be merged with and into Merrill Lynch (the “Transaction”). Merrill Lynch informed the Board of Directors of each of the funds advised by IQ Advisors (the “IQ Funds” or the “Funds”) that it did not believe the Transaction would result in an “assignment” of the Funds’ current investment advisory and management agreements (the “Current Advisory Agreements”) and current investment subadvisory agreements (the “Current Subadvisory Agreements”) (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

In anticipation of the completion of the Transaction, the Boards of Directors of each of the Funds (the “Board”) met in person on November 11, 2008 (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of the Funds and their stockholders to approve new investment advisory and management agreements between IQ Advisors and each of the Funds (the “New Advisory Agreements”) and new investment subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “New Subadvisory Agreements”) (together, the “New Agreements”) that would take effect upon the closing of the Transaction. The Board also approved interim investment advisory and management agreements between IQ Advisors and each of the Funds (the “Interim Advisory Agreements”) and interim subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “Interim Subadvisory Agreements”) (together, the “Interim Agreements”) that would take effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Agreements prior to such time. The Board considered substantially the same factors in approving the Interim Agreements as were considered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill Lynch on December 5, 2008. Effective January 1, 2009, Merrill Lynch became a wholly owned subsidiary of Bank of America. The stockholders of the Fund approved the New Agreements on January 23, 2009.

The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Directors received and discussed various materials provided to them in advance of the Meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Advisory Agreement for each Fund (other than for MLP & Strategic Equity Fund Inc. (“MLP Fund”)), at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements, including information from Lipper, Inc. (“Lipper”) with respect to MLP Fund, due diligence materials from IQ Advisors and a report on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Advisory Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ Advisors and its Affiliates — In connection with their consideration of each New Advisory Agreement, the Directors considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Transaction. The Directors noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors focused on the services that IQ Advisors has provided to each Fund. The Directors considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to

20	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

which IQ Advisors exercises supervision over the actions of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 Board meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history.

The Directors noted the representations of IQ Advisors that the Transaction would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the Transaction. The Directors noted statements from representatives of IQ Advisors that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered representations from IQ Advisors that the Transaction is not expected to impact IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the Board meetings held on November 11, 2008 and June 5, 2008 and other prior Board meetings, the Directors determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed the investment performance of each Fund that is currently operating and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund — In reviewing the New Advisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Advisory Agreement for each respective Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Directors concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors’ affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock, Inc. and MLPF&S) are acceptable in relation to the nature, extent and

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	21

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

quality of services provided. The Directors also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500® Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at Board meetings held November 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Transaction. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Directors noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting. The Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds.

Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008, and at other prior Board meetings, the Directors concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Advisory Agreement were fair and reasonable, that IQ Advisors’ fees are reasonable for the services provided to each Fund, and that each New Advisory Agreement should be approved and recommended to stockholders.

Approval of New Investment Subadvisory Agreements

The Directors discussed the approval of New Subadvisory Agreements between IQ Advisors and BlackRock Investment Management, LLC (“BlackRock”), as subadviser to S&P 500® GEARED Fund Inc. (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”); Oppenheimer Capital LLC (“Oppenheimer”), as subadviser to Covered Call and Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy Fund Inc. (“Defined Strategy”); Fiduciary Asset Management, LLC (“FAMCO”), as subadviser to MLP Fund; and Nuveen Asset Management (“NAM”), as subadviser to Global Income & Currency Fund Inc. (“Global Income”) (each, a “Subadviser” and, collectively, the “Subadvisers”). The Directors also discussed the approval of Interim Subadvisory Agreements between IQ Advisors and the Subadvisers of each of the Funds, which would go into effect for a maximum of 150 days following the closing of the Transaction only in the event that

22	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

stockholders have not approved the respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Directors received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements for each Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, including due diligence materials from IQ Advisors and a report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including, as applicable: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subadvisers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Subadvisory Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for each respective Fund (other than MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors focused on the experience of the Subadvisers in managing registered funds. The Directors considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Directors noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Directors took into account the annual due diligence investment review of each Subadviser to a currently operating Fund and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Directors noted that it had discussed each Fund’s investment strategy with representatives from the respective Sub-adviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and June 5, 2008 Board meetings, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund. The Directors considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each Subadviser — The Directors had received and considered information about the investment performance of each Fund that is currently operating in light of its stated investment objective and made the determinations discussed above under “Investment Performance of each Fund and IQ Advisors.” As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Cost of Services Provided and Profits Realized by each Subadviser from the Relationship with each respective Fund — The Directors considered the profitability to BlackRock, a subsidiary of BlackRock, Inc., by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	23

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — The Directors received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008, and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients —The Directors considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Transaction. In considering the compensation to be paid to the Subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for the respective Fund (other than for MLP Fund), and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that, in connection with such considerations, the Directors had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Directors received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Directors noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008 and at other prior Board meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Directors concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that the Subadvisers’ fees are reasonable for the services provided to each Fund, and that each New Subadvisory Agreement should be approved and recommended to stockholders.

24	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	25

Proxy Results

During the six-month period ended December 31, 2008, the shareholders of Enhanced S&P 500® Covered Call Fund Inc. voted on the following proposals. On December 19, 2008, a special meeting of shareholders was adjourned with respect to the proposals until January 23, 2009, at which time they were approved. A description of the proposals and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain

To approve a new investment advisory and management agreement for the Fund.	3,965,223	236,780	190,351

To approve a new investment subadvisory agreement for the Fund.	3,968,950	233,161	190,243

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund***	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen by Director	Other Public Directorships Held by Director

Non-Interested Directors*

Paul Glasserman	P.O. Box 9095 Princeton, NJ 08543-9095 1962	Director & Chairperson of the Board	2005 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean since July 2004.	10	None

Steven W. Kohlhagen	P.O. Box 9095 Princeton, NJ 08543-9095 1947	Director & Chairperson of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	10	Ametek, Inc.

William J. Rainer	P.O. Box 9095 Princeton, NJ 08543-9095 1946	Director	2005 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	10	None

Laura S. Unger	P.O. Box 9095 Princeton, NJ 08543-9095 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Regulatory Expert for CNBC (2002 – 2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**

Each Director will serve for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***

Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board; Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

26	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers†

Mitchell M. Cox	P.O. Box 9011 Princeton, NJ 08543-9011 1965	President	2005 to present

IQ Investment Advisors LLC, President since April 2004; Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF&S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

Justin C. Ferri	P.O. Box 9011 Princeton, NJ 08543-9011 1975	Vice President	2005 to present

IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing Director, Global Investments & Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”), Director since 2008; MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 – 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 – 2004).

Donald C. Burke	P.O. Box 9011 Princeton, NJ 08543-9011 1960	Vice President and Assistant Treasurer	2005 to present

IQ Investment Advisors LLC, Secretary and Treasurer (2004 – March 2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”), Managing Director (2006); MLIM and FAM, First Vice President (1997 – 2005) and Treasurer (1999 – 2006).

James E. Hillman	P.O. Box 9011 Princeton, NJ 08543-9011 1957	Vice President and Treasurer	2007 to present

IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).

Colleen R. Rusch	P.O. Box 9011 Princeton, NJ 08543-9011 1967	Vice President and Secretary	2005 to present

IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).

Martin G. Byrne	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Legal Officer	2006 to present

IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.

Gloria Greco	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Compliance Officer	2008 to present

IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc., First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1999 – 2003).

Michael M. Higuchi	P.O. Box 9011 Princeton, NJ 08543-9011 1979	Vice President	2008 to present

IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML & Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).

†	Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	27

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ shareholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Shareholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers,

28	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Privacy Pledge (continued)

transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of the personal information we collect with non-affiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	29

Privacy Pledge (concluded)

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding the periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately once every 13 months) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer as may be permitted under Rule 23c-3.

b) The repurchase request deadline, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent offer, will be determined by reference to the maturity date of the swap contracts that comprise the Fund’s leveraging transactions (as described in the Fund’s prospectus) for each annual period, and will be the fourteenth day prior to such maturity date; provided that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the maturity date of the swap contracts (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 456,548 shares from shareholders at an amount per share equal to the Fund’s net asset value per share calculated as of the close of business on the New York Stock Exchange on October 30, 2008, ten business days after Thursday, October 16, 2008, the Repurchase Request Deadline. As of October 30, 2008, 456,548 shares, or 5.00% of the Fund’s outstanding shares, were repurchased by the Fund at $9.93 per share (subject to a repurchase fee of up to 2% of the net asset value per share), the Fund’s net asset value per share was determined as of 4:00 p.m. EST, Thursday, October 30, 2008.

30	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2008, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2008	31

IQ INVESTMENT ADVISORS

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www.IQIAFunds.com

Enhanced S&P 500® Covered Call Fund Inc. seeks to provide leveraged returns on the CBOE S&P 500® BuyWrite IndexSM less fees and expenses.

This report, including the financial information herein, is transmitted to shareholders of Enhanced S&P 500® Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Enhanced S&P 500® Covered Call Fund Inc.

P.O. Box 9011

Princeton, NJ 08543-9011

#IQBEO — 12/08

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Enhanced S&P 500® Covered Call Fund Inc.	$28,000	$26,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Enhanced S&P 500® Covered Call Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $2,049,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman Steven W. Kohlhagen William J. Rainer Laura S. Unger

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Oppenheimer Capital, LLC (the “Sub-adviser” or “Oppenheimer Capital”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as Exhibit 99.PROXYPOL hereto.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2008.

(a)(1) Mr. Stephen Bond-Nelson is primarily responsible for the day-to-day management of the registrant's portfolio. As of December 31, 2005, Mr. Stephen Bond-Nelson was a co-portfolio manager for the Fund. From 1999 to 2004, Stephen was a Senior Research Analyst at PEA Capital LLC. Prior to joining the firm, he was a

Senior Research Analyst at Prudential Mutual Funds. He has over fifteen years of investment management experience. (a)(2) As of December 31, 2008:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen Bond-Nelson	3	5	1	0	5	1
	$1,280,410,105	$277,688,707	$193,291,932	$0	$277,688,707	$193,291,932

(iv) Potential Material Conflicts of Interest

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Fund.  Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy.  Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts.  This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions.  Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies.  Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies.  The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability.  Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale.  Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests. Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions.  Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients.  Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts.  Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics.  Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

(a)(3) As of December 31, 2008:

Compensation. Mr. Bond-Nelson’s compensation consists of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between either one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2008, Mr. Bond-Nelson did not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approx. Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs

July 1-31, 2008
August 1-31, 2008
September 1-30, 2008
October 1-31, 2008
November 1-30, 2008	456,548	$9.93 [1]	456,548[2]	0
December 1-31, 2008
Total:	456,548	$9.93 [1]	456,548[2]	0

[1] Subject to a repurchase fee of up to 2% of the net asset value per share.

[2] On September 2, 2008, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was October 16, 2008. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enhanced S&P 500® Covered Call Fund Inc.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
Enhanced S&P 500® Covered Call Fund Inc.

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
Enhanced S&P 500® Covered Call Fund Inc.

Date: February 25, 2009

By:
/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Enhanced S&P 500® Covered Call Fund Inc.

Date: February 25, 2009